SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 21, 2000
                                                        ------------------

                          Rent-A-Wreck of America, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   0-14819                              95-3926056
           ------------------------         ------------------------------------
           (Commission File Number)         (I.R.S. Employer Identification No.)


10324 South Dolfield Road, Owing Mills, Maryland           21117
------------------------------------------------         ----------
   (Address of Principal Executive Offices)              (Zip Code)


                                 (410) 581-5755
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. DISCLOSURE

     On September 21, 2000, the Board of Directors of Rent-A-Wreck authorized the repurchase of certain options and announced authorizing a 1,000,000 share addition to the Company's ongoing share repurchase program. Details are set forth in the attached press release. Information from the press release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        RENT-A-WRECK OF AMERICA.
                                        (Registrant)


Date: September 29, 2000                By: /s/ Mitra Ghahramanlou
                                            ------------------------------------
                                            Mitra Ghahramanlou
                                            Chief Accounting Officer (Acting
                                            Principal Financial and Accounting
                                            Officer and duly authorized to sign
                                            on behalf of the Registrant)

                          RENT-A-WRECK OF AMERICA, INC.
                               (the "Registrant")
                          (Commission File No. 0-14819)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                            Dated September 21, 2000


Exhibit                                                          Filed
Number              Description                                 Herewith
------              -----------                                 --------
 99.1               Press Release dated                            X
                    September 22, 2000